Exhibit 32

                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Jeffrey M. Jagid, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that the Quarterly Report on Form 10-Q of I.D. Systems, Inc. for the quarter ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of I.D. Systems, Inc.

      I, Ned Mavrommatis, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of I.D. Systems, Inc. for the quarter ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of I.D. Systems, Inc.


                                          By: /s/ Jeffrey Jagid
                                              ----------------------------------
                                          Jeffrey M. Jagid
                                          Chairman and Chief Executive Officer
                                          (Principal Executive Officer)
                                          Date:  November 4, 2005


                                          By: /s/ Ned Mavrommatis
                                              ----------------------------------
                                          Ned Mavrommatis
                                          Chief Financial Officer
                                          (Principal Financial Officer)
                                          Date:  November 4, 2005


                                       18